UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    November 13, 2002
                                                  ------------------------------


                        AMERICAN TECHNICAL CERAMICS CORP.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                             1-9125                        11-2113382
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)           File  Number)             Identification No.)



                  17 STEPAR PLACE, HUNTINGTON STATION, NY 11714
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                     (Address of Principal Executive Offices)



Registrant's telephone number, including area code         (631) 622-4700
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  9.          REGULATION  FD  DISCLOSURE
                  --------------------------

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, American Technical Ceramics Corp. is submitting herewith, as Exhibit 99.1 to this report, the certification of its Chief Executive Officer and Chief Financial Officer relating to its Quarterly Report on Form 10-Q for the period ended September 30, 2002.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AMERICAN TECHNICAL CERAMICS CORP.
                                     -------------------------------------------
                                                    (Registrant)




                                                        /S/ ANDREW R. PERZ
                                                 -------------------------------
Date:   November  13,  2002                               Andrew  R.  Perz
                                                      Vice President, Controller
                                                       Chief Financial Officer


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     Exhibit  Index


     Exhibit  No.                                    Description
   ---------------     ---------------------------------------------------------
     99.1 Certification by the Chief Executive Officer and Chief Financial Officer Relating to a Periodic Report Containing Financial Statements.


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